Note 2 - Summary of significant accounting policies: Inventory and cost of goods sold (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Inventory and cost of goods sold

Inventory and cost of goods sold

Inventory is stated at the lower of cost or net realizable value with cost determined under the moving average method. Adjustments to the carrying value are recorded for estimated obsolescence or excess inventory equal to the difference between the cost of inventory and the estimated net realizable value based upon assumptions about future demand and market conditions.

The Company’s costs include the amounts it pays manufacturers for product, labor costs, lease and utility expenses for factories, tariffs and duties associated with the transporting product and freight costs associated with transporting the product from its manufacturers to its warehouses, as applicable.